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EXHIBIT 10(t)

The Dow Chemical Company
Group Life Insurance Program's
Retiree Life Insurance Plans
for Salaried Retirees and Retirees of Certain Hourly Groups
Summary Plan Description for:

Retiree Company-Paid Life Insurance Plan
Retiree Optional Life Insurance Plan
Retiree Dependent Life Insurance Plan

This Summary Plan Description (SPD) is updated from time to time on the Dow Intranet:

See also the DowFriends edition that contains Choices enrollment brochures, which are published annually, for summaries of the most recent modifications to this SPD. Copies of updated SPDs can be found at the Dow Intranet address above, or by requesting a copy from the Retiree Service Center, Employee Development Center, Midland, MI 48674, telephone 800-344-0661 or 989-636-0977. Summaries of modifications may also be published from time to time in DowFriends or by separate letter.

Amended and Restated January 26, 2004
For the Plan Year Beginning January 1, 2004

Overview

Three life insurance benefit plans are available to eligible Retirees and their families: Retiree Company-Paid Life Insurance Plan, Retiree Optional Life Insurance Plan and Retiree Dependent Life Insurance Plan (hereafter collectively referred to as the "Plans" or individually as "Plan"). This is the Summary Plan Description (SPD) for these plans.

        The Retiree Company-Paid Life Insurance Plan is sponsored and administered by The Dow Chemical Company. It is part of The Dow Chemical Company Group Life Insurance Program. It provides group term life insurance underwritten by Metropolitan Life Insurance Company ("MetLife"). The premium is paid by the Participating Employer. The Company-Paid Life Insurance Plan provides 1x coverage to eligible Retirees.

        The Retiree Optional Life Insurance Plan is sponsored and administered by The Dow Chemical Company. Premiums are paid by the Retiree. It is part of The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program. It provides group term life insurance underwritten by MetLife. It is comprised of two components:

  •
  Pre-65 Optional Coverage provides either 1/2x or 1x coverage to eligible Retirees.

  •
  1x Split Dollar Equivalent Coverage provides an additional 1x coverage for eligible Retired Split Dollar Participants.

        Retiree Dependent Life Insurance Plan is sponsored and administered by The Dow Chemical Company. It is part of The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program. It provides group term life insurance underwritten by MetLife. The premium is paid by the Retiree. Coverage may be provided for eligible Dependents.

        Please review the information in this SPD carefully to become familiar with your benefit plans, guidelines, rights and responsibilities. Words that are capitalized are either defined in this SPD or in the Plan Documents for The Dow Chemical Company Group Insurance Program (for the Retiree Company-Paid Life Insurance Plan) and The Dow Chemical Company Employee Paid and Dependent Life Insurance Program (for the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan). The Plan Documents include the applicable insurance policies and insurance certificates. The Plan Documents are available upon request. Contact the Plan Administrator listed in the ERISA Information section.

        References to "Dow" and "Participating Employers" are used interchangeably, and both refer collectively to The Dow Chemical Company and the subsidiaries and affiliates of The Dow Chemical Company that are authorized to participate in the Plans. The "Company" means The Dow Chemical Company.

RETIREE COMPANY-PAID LIFE INSURANCE PLAN

Eligibility

You are eligible if you are a Retiree who, on the day preceding your Retirement, was covered under The Dow Chemical Company Group Life Insurance Program's Company-Paid Life Insurance Plan that was available to active Salaried Employees and Certain Bargained for Employees; provided that with respect to Retired Bargained-For Employees, the applicable bargaining agreement provides that you are eligible for coverage under this Plan.

        If you are a former Salaried Employee receiving a Disability Retirement Benefit from the Dow Employees' Pension Plan ("DEPP"), as defined under DEPP, and you were covered under The Dow Chemical Company Employee Paid Life Insurance Plan on the day preceding your Retirement, you are also eligible for coverage.

        If you are a former Texas Operations Hourly Employee receiving a Disability Retirement Benefit from the Dow Employees' Pension Plan ("DEPP"), as defined under DEPP, and you were covered under the Texas Operations Hourly Contributory Optional Life Insurance Plan coverage on the day preceding your Retirement, you are also eligible for coverage.

        You are also eligible if you are a "Retired Split Dollar Participant". For the definition of "Retired Split Dollar Participant", see section of this SPD entitled "Special Rules for Retired Split Dollar Participants".

        If you are covered under The Dow Chemical Company Group Life Insurance Program's Union Carbide Subsidiary Basic Life Insurance Plan, you are not eligible for coverage under the Plan.

        If you do not meet the above eligibility criteria, check the Plan Document for additional eligible retiree populations.

        The Plan Administrator determines eligibility. The Plan Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determination by the Plan Administrator are final and binding on Participants.

        If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, see the Claims Procedures Appendix of this SPD.

Enrollment

(This Enrollment section does not apply to Retired Split Dollar Participants. See section of this SPD entitled: Special Rules for Retired Split Dollar Participants.)

        Upon Retirement, you may complete an enrollment card, with coverage effective immediately. If you want to be covered under Plan Option I at age 65, you must complete an enrollment form and return it to the Dow Benefits Center within 31 days of your Retirement. Failure to return the form within 31 days of your Retirement will result in automatic enrollment in pre-age 65 coverage and Plan Option II at age 65.

        Note:    At a later date, you may decrease your coverage option by switching from Plan Option I to Plan Option II; however, you will not be permitted to upgrade your coverage by switching from Plan Option II to Plan Option I, even with proof of insurability.

Coverage Levels

(This Coverage Levels section does not apply to Retired Split Dollar Participants. See section of this SPD entitled: Special Rules for Retired Split Dollar Participants.)

Prior to Age 65

Until you reach age 65, you will be provided with coverage equal to one times (1x) your base annual salary at time of Retirement, rounded up to the next $1000, plus $5000.

Age 65 or older

There are two plan options available to Retirees age 65 and older. Plan Option I requires a monthly Retiree contribution while Plan Option II is provided at no cost to you.

        Plan Option I:    Beginning on the first of the month following your 65th birthday, your life insurance will equal 1x your base annual salary, rounded up to the next $1,000. At age 66, your coverage amount is reduced 20 percent (of the original amount) each year until age 68. At age 68 and beyond, your coverage amount is equal to one-half your base annual salary at time of Retirement, with minimum coverage of $10,000. The following chart summarizes the insurance coverage for Retirees electing Plan Option I:

Age	Coverage Amount
65	1x base salary at time of Retirement ($10,000 minimum)
66	80% of benefit at Retirement ($10,000 minimum)
67	60% of benefit at Retirement ($10,000 minimum)
68+	50% of benefit at Retirement ($10,000 minimum)

        Plan Option II:    Beginning on the first of the month following your 65th birthday, your life insurance will equal 1x your base annual salary, rounded up to the next $1,000. At age 66, your coverage amount is reduced 20 percent each year until you reach age 70. At age 70 and beyond, Dow will provide coverage of $5,000. The following chart summarizes the insurance coverage for Retirees electing Plan Option II.

Age	Coverage Amount
65	1x base salary at time of Retirement ($5,000 minimum)
66	80% of benefit at Retirement ($5,000 minimum)
67	60% of benefit at Retirement ($5,000 minimum)
68	40% of benefit at Retirement ($5,000 minimum)
69	20% of benefit at Retirement ($5,000 minimum)
70+	$5,000

Special Rules for Retired Split Dollar Participants

Eligibility

        A "Retired Split Dollar Participant" is a person who meets one of the following:

  i.
  A person who: (a) was a Retiree on or before September 30, 2003, and (b) was enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan on or before September 30, 2003, and (c) signed a waiver of all his or her rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between him or her and The Dow Chemical Company; or

  ii.
  A person who: (a) was a Retiree on or before October 31, 2002, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2002, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2002; or

  iii.
  A person who: (a) was a Retiree on or before October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2003, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2003, and (d) whose coverage level under the Union Carbide Executive Life Insurance Plan just prior to termination of the Agreement and Collateral Assignment was two times his or her annual salary, for which he or she had to pay a premium.

  iv.
  A person who: (a) was an active Employee on September 30, 2002, and (b) was enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan on September 30, 2002, and (c) signed a waiver of all his or her rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between him or her and The Dow Chemical Company, and (d) on the day preceding his or her

    Retirement, was covered under the Company Paid Life Insurance Plan component of The Dow Chemical Company Group Life Insurance Program that is available to active Employees, and (e) is now a Retiree; or

  v.
  A person who: (a) was an active Employee on or before October 31, 2002, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2002, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2002, and (d) on the day preceding his or her Retirement, was covered under the Company Paid Life Insurance Plan component of The Dow Chemical Company Group Life Insurance Program that is available to active Employees, and (e) is now a Retiree; or

  vi.
  A person who: (a) was an active Employee on October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2003, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2003, and (d) whose coverage level under the Union Carbide Executive Life Insurance Plan just prior to termination of the Agreement and Collateral Assignment was two times his or her annual salary, for which he or she had to pay a premium, and (e) on the day preceding his or her Retirement, was covered under the Company Paid Life Insurance Plan component of The Dow Chemical Company Group Life Insurance Program that is available to active Employees, and (f) is now a Retiree; or

  vii.
  A person who: (a) is V5 or above, and (b) is now a Retiree, and (c) for whom the Director of Global Benefits of The Dow Chemical Company has, on a date after January 1, 2004, approved to receive the same Retiree Company Paid Life Insurance Plan benefits as those persons described in (i) through (vi) above.

Enrollment

Retired Split Dollar Participants who were active Employees at the time their split dollar agreement was terminated, are required to submit an enrollment form at the time they Retire. Failure to return the form within 31 days of Retirement will result in automatic enrollment at the same coverage level you had as an active Employee under Company-Paid Life Insurance (1x coverage).

Coverage Levels

A Retired Split Dollar Participant has the same coverage level that he or she had as an active employee under the Company-Paid Life Insurance Plan (1x coverage), which will continue until death. However, if you elect to waive this special 1x coverage, you will not be allowed to re-enroll in the future.

Cost

The same coverage you had prior to Retirement (1x coverage) continues for your lifetime at no cost to you

Special Rules for Disability Retirees

Pre-65 coverage.    If you are a former Employee receiving a Disability Retirement Benefit from DEPP, as defined under DEPP (and you are not a Texas Operations Hourly Employee who began receiving Disability Retirement payments from DEPP prior to January 1, 2003), and you were covered under Employee Paid Life Insurance coverage on the day preceding your Retirement, you will be provided coverage until age 65 equal to 1/2 × or 1x your base annual hourly rate at Retirement, rounded up to the next $1000, if you were previously enrolled for at least that amount of coverage as an employee. This coverage is provided at no cost to you. Coverage is contingent on you continuing to meet the requirements to receive disability retirement benefits from DEPP. If you Retire on or after February 7, 2003 from Union Carbide, and receive disability retirement payments from UCEPP, you will be eligible for this coverage at no cost to you.

Age 65 and older.    If you are a former Employee receiving a Disability Retirement Benefit from DEPP, as defined under DEPP (and you are not a Texas Operations Hourly Employee who began receiving Disability Retirement from DEPP prior to January 1, 2003), you are covered under Plan Option 1 at no cost to you. Coverage is contingent on you continuing to meet the requirements to receive disability retirement benefits from DEPP. If you Retire on or after February 7, 2003 from Union Carbide, and receive disability retirement payments from UCEPP, you will be eligible for this coverage at no cost to you.

        If you are a former Texas Operations Hourly Employee who began receiving a Disability Retirement Benefit prior to January 1, 2003 from the DEPP, as defined under DEPP, you will be provided the following coverage, provided you were enrolled in an amount equal to or greater than $30,000 under the Texas Operations Hourly Contributory Optional Life Insurance Plan on the day preceding your Retirement. This coverage is provided at no cost to you.

Age	Coverage Amount
Prior to age 65	$30,000
65	$25,000
66	$20,000
67	$15,000
68+	$10,000

Cost of Coverage

(This Cost of Coverage section does not apply to Retired Split Dollar Participants. See section of this SPD entitled: Special Rules for Retired Split Dollar Participants)

Prior to Age 65

Your Company-Paid Life Insurance coverage is provided at no cost to you.

Age 65 and Older

  Plan Option I:    You share the cost of coverage with the Participating Employer. Your cost is based on a rate per $1,000 of coverage and is subject to change based on plan experience. Your premium payment is deducted, post-tax, from your monthly pension check. Premiums may vary from year to year. Check the Fall DowFriends issue for premium information. If you elect not to have your premium deducted from your pension check, you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled. If you are receiving a Disability Retirement Benefit from the Dow Employees' Pension Plan, as defined under the Dow Employees' Pension Plan, your Participating Employer pays your premium for this coverage.

  Plan Option II:    Your coverage is provided at no cost to you.

Reporting Imputed Income

Except for Retired Split Dollar Participants, the Internal Revenue Code allows the cost for the first $50,000 of Retiree Company Paid Life Insurance Plan coverage to be excluded from taxable income. Any imputed income resulting from your life insurance coverage will be reported to the IRS along with your annual pension income information.

        The imputed income is determined based on a Uniform Premium Table established by the federal government.

Naming Your Beneficiary

You designate your beneficiary when you Retire by completing the beneficiary designation section of your enrollment card. If you wish to name more than one beneficiary, you must also indicate the percentage of your benefit that each beneficiary is to receive.

        If you do not name a beneficiary, your Retiree Company-Paid Life Insurance benefit will be paid to the person you designated under the active employee Company-Paid Life Insurance Plan. If there is no beneficiary designated under that plan, the default beneficiary is your estate. Your failure to designate a beneficiary may delay the payment of funds.

        If you wish to change your beneficiary designation, complete a new beneficiary form, available from the Dow Benefits Center. A life event (such as marriage/domestic partnership, divorce/termination of domestic partnership, etc.) may signal a need to change your beneficiary. Beneficiary changes are not effective until the date received by the Dow Benefits Center.

Benefit Payment

In the event of your death, your beneficiary should contact the Dow Benefits Center and present a certified copy of your death certificate. See Claims Procedures Appendix of this SPD. Several benefit payment options may be available, including: lump-sum payment, money market fund, guaranteed interest and others.

        The Dow Benefits Center staff will explain the options and assist your beneficiary through the claims-filing process.

Accelerated Benefit Option (ABO)

Under the Accelerated Benefit Option, if you have been diagnosed as having a terminal illness, you may receive a portion of your Retiree Company-Paid Life Insurance and Retiree Optional Life Insurance benefits before death. Having access to life proceeds at this important time could help ease financial and emotional burdens. In order to use ABO, you must be covered for at least $10,000 from your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance. You may receive an accelerated benefit of up to 50 percent (minimum $5,000 and maximum $250,000) of your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance if, as a result of an injury or sickness you are diagnosed as terminally ill, with six months or less to live, and from which there is no reasonable prospect of recovery. A claim form can be obtained from the Dow Benefits Center and must be completed and returned for evaluation and approval by MetLife.

Funding

The Plan is funded by an insurance policy underwritten by Metropolitan Life Insurance Company ("MetLife").

        Except for Plan Option I, the Participating Employers pay the entire cost of the Retiree Company-Paid Life Insurance Plan. For Plan Option I, the Retiree and the Participating Employer share the cost. The insurance carrier underwriting the Plans may combine the experience for the policy with other policies held by Dow. This means that the costs of these coverages may be determined on a combined basis, and the costs accumulated from year to year. Favorable experience under one ore more coverages in a particular year may offset unfavorable experience on other coverages in the same year or offset unfavorable experience of coverages in prior years. Policy dividends declared by the insurer for the Retiree Company-Paid Life Insurance Plan attributable to Dow's premiums are used to reduce Dow's cost for the coverage in the same and prior years.

Your Rights

You have certain rights under the Plan and are entitled to certain information by law. Be sure to review the Filing a Claim section, Appealing a Denial of Claims section, Fraud Against the Plan section, Grievance Procedure section, Your Legal Rights section, Welfare Benefits section, the Company's Right to Amend, Modify and Terminate the Plans section, Disposition of Plan Assets if the Plan is Terminated section, For More Information section, Important Note section and ERISA Information section at the end of this SPD.

Converting to an Individual Policy

Whenever your coverage decreases under this Plan, you are eligible to convert the amount of coverage you are losing to an individual non-term life insurance policy through MetLife, Inc. without proof of insurability. You must apply within 31 days of the date your Dow coverage decreases.

        The cost of this individual coverage will probably be significantly higher than your group plan. Although not required, providing proof of insurability may help reduce your cost.

        Contact the MetLife Conversion Group at 1-800-MET-LIFE or 1-800-638-5433 if you are interested in converting your policy to an individual plan.

RETIREE OPTIONAL LIFE INSURANCE PLAN

Pre-65 Optional Coverage

Eligibility

If you are a Retiree and were enrolled in The Dow Chemical Company Employee-Paid Life Insurance Plan ("active employee plan") available to active Salaried Employees and certain Bargained for Employees on the day preceding your Retirement, you are eligible for Pre-65 Optional Coverage; provided, that with respect to Retired Bargained-for Employees, the applicable collective bargining agreement must provide that you are eligible for coverage under the Plan If you were not enrolled in the active employee plan on the day preceding your Retirement, you still may be eligible if you are a Retiree and provide proof of insurability.

        If you do not meet the above eligibility criteria, check the Plan Document for additional eligible retiree populations.

        The Plan Administrator determines eligibility. The Plan Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determination by the Plan Administrator are final and binding on Participants.

        If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, see the Claims Procedures Appendix of this SPD.

Enrollment

If you were previously enrolled for Employee-Paid Life Insurance as an active Employee, you may complete an enrollment form upon Retirement, with coverage effective immediately under the Pre-65 Optional Coverage. You must complete an enrollment form and return it to the Retiree Service Center within 31 days of your Retirement. Failure to return the form within 31 days of your Retirement will result in waiver of your coverage.

        If you were not previously enrolled, you must provide proof of insurability. This proof may require a physical examination, at your expense.

        You may decrease or cancel your coverage at any time by completing a new enrollment card and returning it to the Retiree Service Center office.

        If you wish to enroll at a later date or increase your coverage amount, proof of insurability will be required.

Coverage Levels and Costs

You may purchase coverage equal to either 1/2x or 1x your base annual salary at Retirement, rounded up to the next $1,000, if you were previously enrolled for at least that amount of coverage as an active employee. Premiums are subject to change. If your premiums are not automatically deducted from payments from the Dow Employees' Pension Plan ("DEPP") or the Union Carbide Employees' Pension Plan ("UCEPP"), you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

        If you were previously enrolled for a lesser amount, proof of insurability will be required. In any case, the maximum coverage available is 1x, rounded up to the next $1,000.

Ending Coverage

Coverage automatically ends at the end of the month in which you reach age 65, as long as you continue to pay the required premiums until age 65. Coverage ends earlier than age 65 if you cancel coverage or fail to pay the required premiums.

1X SPLIT DOLLAR EQUIVALENT COVERAGE

Eligibility

Retired Split Dollar Participants are eligibile for 1x Split Dollar Equivalent Coverage if they elected to purchase the 1x Employee-paid or Retiree-paid split dollar replacement coverage ("1x Split Dollar Equivalent Coverage") at the time it was offered to them when their split dollar agreements were terminated, and they continue to pay the premiums for that coverage. For the definition of "Retired Split Dollar Participants" see the section entitled Special Rules for Retired Split Dollar Participants under the Retiree Company-Paid Life Insurance Plan part of this SPD.

        The Plan Administrator determines eligibility. The Plan Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determination by the Plan Administrator are final and binding on Participants.

        If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, see the Claims Procedures Appendix of this SPD.

Enrollment

If you are a Retired Split Dollar Participant who was an active Employee at the time your split dollar agreement was terminated, and you are paying premiums for the 1x Split Dollar Equivalent Coverage, you are required to submit an enrollment form at the time you Retire if you wish to continue the 1x Split Dollar Equivalent Coverage as a Retiree. Failure to return the form within 31 days of your Retirement will result in automatic enrollment in the 1x Split Dollar Equivalent Coverage. If you waived the 1x Split Dollar Equivalent Coverage at the time your split dollar agreement was terminated, or if such coverage was waived or cancelled after your split dollar agreement was terminated, you may not subsequently enroll for such coverage at any time.

Costs

Premiums are subject to change. If your premiums are not automatically deducted from payments from the Dow Employees' Pension Plan ("DEPP") or the Union Carbide Employees' Pension Plan ("UCEPP"), you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

Coverage Levels

Coverage is 1x of your final annual salary rounded up to the next $1,000.

Ending Coverage

1x Split Dollar Equivalent Coverage continues until death, as long as the Retired Split Dollar Participant continues to pay the required premiums. Coverage ends if you cancel coverage or fail to pay the required premiums.

Other Provisions That Apply to Retiree Optional Life Insurance Plan

The following provisions apply to both the Pre-65 Optional Coverage and the 1x Split Dollar Equivalent Coverage components of the Retiree Optional Life Insurance Plan.

Naming Your Beneficiary

You designate your beneficiary when you Retire by completing the beneficiary designation section of your enrollment card. If you wish to name more than one beneficiary, you must also indicate the percentage of your benefit that each beneficiary is to receive.

        If you do not name a beneficiary, your Retiree Optional Life Insurance benefit will be paid to the beneficiary you designated when you were an active Employee under the Employee-Paid Life Insurance Plan. If you did not designate a beneficiary under the Employee-Paid Life Insurance Plan, then the Retiree Optional Life Insurance benefit will be paid to the beneficiary you designated under the Retiree Company-Paid Life Insurance Plan. If you did not name a beneficiary under the Retiree Company-Paid Life Insurance Plan, your Retiree Optional Life Insurance benefit will be paid to the beneficiary you designated under the active employee Company-Paid Life Insurance Plan. If you did not name a beneficiary under the active employee Company-Paid Life Insurance Plan, the default beneficiary designation is your estate. Your failure to designate a beneficiary may delay the payment of funds.

        If you wish to change your beneficiary designation, complete a new beneficiary form, available from your Retiree Service Center office. A life event (such as Marriage/Domestic Partnership, divorce/termination of Domestic Partnership, etc.) may signal a need to change your beneficiary. Beneficiary changes are not effective until the date received by the Retiree Service Center.

Benefit Payment

In the event of your death, your beneficiary should contact the Retiree Service Center. A certified death certificate must be provided to MetLife to disburse the life insurance proceeds. See Claims Procedures Appendix of this SPD. Several benefit payment options may be available including lump sum payment, money market fund, guaranteed interest and others. The Retiree Service Center staff will inform your beneficiary of the selections available. Contact the Retiree Service Center at 1-800-344-0661. MetLife can also answer questions regarding payment options.

Accelerated Benefit Option (ABO)

Under the Accelerated Benefit Option, if you have been diagnosed as having a terminal illness, you may receive a portion of your Retiree Company-Paid Life Insurance and Retiree Optional Life Insurance benefits before death. Having access to life proceeds at this important time could help ease financial and emotional burdens. In order to use ABO, you must be covered for at least $10,000 from your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance. You may receive an accelerated benefit of up to 50 percent (minimum $5,000 and maximum $250,000) of your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance if, as a result of an injury or sickness you are diagnosed as terminally ill, with six months or less to live, and from which there is no reasonable prospect of recovery. A claim form can be obtained from the Retiree Service Center and must be completed and returned for evaluation and approval by MetLife.

Funding

The Plan is funded by an insurance policy underwritten by Metropolitan Life Insurance Company ("MetLife").

        Retirees pay the entire premium for coverage. The benefits under the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan are not combined for experience with the other insurance coverages. Favorable experience under this insurance coverage in a particular year may offset unfavorable experience in prior years. It is not anticipated that there will be any future dividends declared for the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan based on the manner in which the insurer has determined the premium rates.

Joint Insurance Arrangement

Dorinco Reinsurance Company (Dorinco) and MetLife have entered into an arrangement that has been approved by the U.S. Department of Labor in DOL Opinion Letter 97-24A. Under this arrangement, MetLife has or will write the coverage for the Plan, and Dorinco will assume a percentage of the risk. Under the insurance arrangement between MetLife and Dorinco, MetLife and Dorinco will each be liable to pay the agreed upon percentage of each death benefit claim in respect of a Plan Participant. When a claim for benefits is approved, Dorinco will transfer its percentage of each death benefit claim to Metropolitan. MetLife will then pay the full amount of the claim. If MetLife is financially unable to pay the portion of the claim, Dorinco will be obligated to pay the full amount of the claim directly. Similarly, if Dorinco is financially unable to pay its designated percentage of a particular claim, MetLife will be obligated to pay the entire amount of the claim. Neither MetLife nor Dorinco will charge the Plan any administrative fees, commissions or other consideration as a result of the participation of Dorinco.

Your Rights

You have certain rights under the Retiree Optional Life Insurance Plan and are entitled to certain information by law. Be sure to review the Filing a Claim section, Appealing a Denial of Claims section, Fraud Against the Plan section, Grievance Procedure section, Your Legal Rights section, Welfare Benefits section, Company's Right to Amend, Modify, and Terminate the Plans section, Disposition of Plan Assets if the Plan is Terminated section, For More Information section, Important Note section and ERISA Information section at the end of this SPD.

Converting to an Individual Policy

You may convert to an individual non-term policy through, with no proof of insurability required, if you apply within 31 days of loss of coverage. The cost of this individual coverage will probably be significantly higher than your group plan premium. Although not required, providing proof of insurability may help reduce your cost.

        Contact the MetLife Conversion Group at 1-800-MET-LIFE or 1-800-638-5433 if you are interested in converting your policy to an individual plan.

RETIREE DEPENDENT LIFE INSURANCE PLAN

Eligibility

If you are a Retiree and were enrolled in The Dow Chemical Company Dependent Life Insurance Plan available to active Salaried Employees and certain Bargained for Employees on the day preceding your Retirement, you are eligible for continued coverage for your Spouse of Record/Domestic Partner of Record and/or dependent children through the Dependent Life Insurance Plan; provided, that with respect to Retired Bargained For Employees, the applicable bargaining agreement must also provide that you are eligible for coverage under this Plan.

        If you are a retired Employee of Union Carbide or a Participating Employer that is a wholly-owned subsidiary of Union Carbide, and were enrolled in The Dow Chemical Company Dependent Life Insurance Plan available to active Salaried Employees and certain Bargained for Employees on the day preceding your retirement from Union Carbide or its subsidiary, you are eligible for continued coverage for your Spouse of Record/Domestic Partner of Record and/or dependent children through the Dependent Life Insurance Plan; provided that with respect to retired Bargained-For Employees, the applicable bargaining agreement provides that you are eligible for coverage under this Plan.

        If your Spouse of Record/Domestic Partner of Record is eligible to participate in any dependent life insurance plan sponsored by a Participating Employer, either as a Dow Employee or Retiree, each of you may insure the other but only one of you may enroll for coverage for your dependent children. Double coverage is not allowed.

        If you do not meet the above eligibility criteria, check the Plan Document for additional eligible retiree populations.

        The Plan Administrator determines eligibility. The Plan Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determination by the Plan Administrator are final and binding on Participants.

        If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, see the Claims Procedures Appendix of this SPD.

Dependent Eligibility

You may purchase coverage on the life of your Spouse of Record/Domestic Partner of Record and/or the life of your Dependent child or Dependent children. A Dependent child is defined as a child that is principally supported by you, is at least 15 days of age, and is:

  •
  A natural or legally adopted child;

  •
  A child of your Spouse or Domestic Partner permanently residing in your household; or

  •
  A child for whom you or your Spouse of Record/Domestic Partner of Record are the legal guardian, supported solely by you and permanently residing in your household.

Generally, a child is NOT a Dependent if he or she is:

  •
  Married. Coverage as a Dependent child ends on the date of Marriage/Domestic Partnership and may not be reinstated even if the Marriage/Domestic Partnership is terminated.

  •
  Age 25 years or older, unless the dependent relationship continues because of a physical or mental handicapping condition. Contact your Retiree Service Center office if this applies to you.

  •
  Employed full-time.

  •
  Already covered as a dependent of another Dow Employee or Dow Retiree.

        A Dependent Spouse, Domestic Partner, or child is not eligible if he or she resides outside the United States and Canada, or is in the military.

Enrollment

If you were previously enrolled for Dependent Life Insurance, complete the Dependent Life Insurance section of the Retiree enrollment form. Your continuation coverage will be effective immediately. You must complete the enrollment form and return it to the Retiree Service Center within 31 days of your Retirement. Failure to return the form within 31 days of your Retirement will result in waiver of coverage.

        If you waive coverage when you Retire, you waive all future rights to participate in the Retiree Dependent Life Insurance Plan.

Coverage Levels

Spouse of Record/Domestic Partner of Record:    If your Spouse of Record/Domestic Partner of Record was covered under your Dependent Life Insurance Plan on the day preceding your Retirement, you may continue coverage equal to $5,000.

Dependent Children:    For any Dependent child who was covered under your Dependent Life Insurance Plan on the day preceding your Retirement, you may continue coverage equal to $1,000, as long as he or she continues to meet eligibility requirements.

Cost

You pay the premium for coverage. Your premium for Retiree Dependent Life Insurance is based on the option that you select. The cost for coverage is subject to change, according to Plan experience. Premiums are subject to change. If your premiums are not automatically deducted from payments from the Dow Employees' Pension Plan (DEPP) or the Union Carbide Employees' Pension Plan ("UCEPP"), you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

Beneficiary Designation

You are the beneficiary of the Retiree Dependent Life Insurance Plan. This cannot be changed.

Benefit Payment

In the event of the death of your Spouse of Record/Domestic Partner of Record or Dependent child, contact the Retiree Service Center and present a certified copy of your death certificate of your Dependent. See Claims Procedures Appendix of this SPD. Your benefit will be paid in a lump sum.

Funding

Retirees pay the entire premium for coverage. The benefits under the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan are not combined for experience with the other insurance coverages. Favorable experience under this insurance coverage in a particular year may offset unfavorable experience in prior years. It is not anticipated that there will be any future dividends declared for the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan based on the manner in which the insurer has determined the premium rates.

Joint Insurance Arrangement

Dorinco Reinsurance Company (Dorinco) and MetLife have entered into an arrangement that has been approved by the U.S. Department of Labor in DOL Opinion Letter 97-24A. Under this arrangement, MetLife has or will write the coverage for the Plan, and Dorinco will assume a percentage of the risk. Under the insurance arrangement between MetLife and Dorinco, MetLife and Dorinco will each be liable to pay the agreed upon percentage of each death benefit claim in respect of a Plan Participant. When a claim for benefits is approved, Dorinco will transfer its percentage of each death benefit claim to MetLife. MetLife will then pay the full amount of the claim. If MetLife is financially unable to pay the portion of the claim, Dorinco will be obligated to pay the full amount of the claim directly. Similarly, if Dorinco is financially unable to pay its designated percentage of a particular claim, MetLife will be obligated to pay the entire amount of the claim. Neither MetLife nor Dorinco will charge the Plan any administrative fees, commissions or other consideration as a result of the participation of Dorinco.

Your Rights

You have certain rights under the Retiree Dependent Insurance Plan and are entitled to certain information by law. Be sure to review the Filing a Claim section, Appealing a Denial of Claims section, Fraud Against the Plan section, Grievance Procedure section, Your Legal Rights section, Welfare Benefits section, Company's Right to Amend, Modify, and Terminate the Plans section, Disposition of Plan Assets if the Plan is Terminated section, For More Information section, Important Note section and ERISA Information section at the end of this SPD.

Ending Coverage

You may choose to cancel your coverage at any time by completing a new enrollment form and returning it to your Retiree Service Center office. Otherwise, coverage ends:

  •
  In the event of your death.

  •
  For your Spouse of Record/Domestic Partner of Record or Dependent child, when he or she is no longer eligible according to the terms of the Plan. In this case, complete a new enrollment form in order to receive a reduction in your monthly premium.

Converting to an Individual Policy

If your Spouse of Record/Domestic Partner of Record or Dependent child loses coverage because of your death or because he or she no longer meets eligibility requirements, the coverage may be converted to an individual non-term policy through MetLife, Inc.. (In the case of minor children, the parent or legal guardian may act on their behalf.)

        Application must be made within 31 days of the loss of coverage; no proof of insurability is required. The cost of this individual coverage will be significantly higher than your group plan premium. Although not required, providing proof of insurability may help reduce your cost.

        Contact the MetLife Life Conversion Group at 1-800-MET-LIFE or 1-800-638-5433 if you are interested in converting your policy to an individual plan.

Filing a Claim

See Claims Procedures Appendix of this SPD.

Appealing a Denial of Claim

See Claims Procedures Appendix of this SPD.

Fraud Against the Plan

Any Plan Participant who intentionally misrepresents information to the Plan or knowingly misinforms, deceives or misleads the Plan or knowingly withholds relevant information may have his/her coverage cancelled retroactively to the date deemed appropriate by the Plan Administrator. Further, such Plan Participant may be required to reimburse the Plan for Claims paid by the Plan. The employer may determine that termination of employment is appropriate and the employer and/or the Plan may choose to puruse civil and/or criminal action. The Plan Administrator may determine that the Participant is no longer eligible for coverage under the Plan because of his or her actions.

Grievance Procedure

If you want to appeal the denial of a claim for benefits, see Claims Procedures Appendix of this SPD.

        If you feel that anyone is discriminating against you for exercising your rights under these Plans, or if you feel that someone has interfered with the attainment of any right to which you feel you are entitled under these Plans, or if you you feel that the Plan Administrator has denied you any right you feel that you have under these Plans, you must notify the Plan Administrator (listed in the "ERISA Information" section of this SPD) in writing within 90 days of the date of the alleged wrongdoing. The Plan Administrator will investigate the allegation and respond to you in writing within 120 days. If the Plan Administrator determines that your allegation has merit, the Plan Administrator will either correct the wrong (if it was the Plan which did the wrong), or will make a recommendation to the Plan Sponsor or Participating Employer if any of them have been alleged to be responsible for the wrongdoing. If the Plan Administrator determines that your allegation is without merit, you may appeal the Plan Administrator's decision. You must submit written notice of your appeal to the Plan Administrator within 60 days of receipt of the Plan Administrator's decision. Your appeal will be reviewed and you will receive a written response within 60 days, unless special circumstances require an extension of time. (The Plan Administrator will give you written notice and reason for the extension.) In no event should the decision take longer than 120 days after receipt of your appeal. If you are not satisfied with the Plan Administrator's response to your appeal, you may file suit in court. If you file a lawsuit, you must do so within 120 days from the date of the Plan Administrator's written response to your appeal. Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.

Your Legal Rights

When you are a Participant in the Retiree Company-Paid, Retiree Optional or Retiree Dependent Life Insurance Plans, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). This law requires that all Plan Participants must be able to:

  •
  Examine, without charge, at the Plan Administrator's office and at other specified locations, the Plan Documents and the latest annual reports filed with the U.S. Department of Labor and available at the Public Disclosure Room of the Pension and Welfare Benefit Administration.

  •
  Obtain, upon written request to the Plan Administrator, copies of the Plan Documents and Summary Plan Descriptions. The Administrator may charge a reasonable fee for the copies.

  •
  Receive a summary of each Plan's annual financial report. The Plan Administrator is required by law to furnish each Participant with a copy of this summary annual report.

        In addition to creating rights for you and all other Plan Participants, ERISA imposes duties on the people who are responsible for operating an employee benefit plan. The people who operate the Plans, called "fiduciaries" of the Plans, have a duty to act prudently and in the interest of you and other Plan Participants and beneficiaries.

        No one, including your employer or any other person, may discharge you or otherwise discriminate against you in any way to prevent you from obtaining a Plan benefit, or from exercising your rights under ERISA. If you have a claim for benefits that is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

        Under ERISA, there are steps you can take to enforce the legal rights described above. For instance, if you request materials from one of the Plans and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you must file a written appeal within the time period specified in the Plan's Claims Procedures. Failure to comply with the Plan's claims procedures may significantly jeopardize your rights to benefits. If you are not satisfied with the final appellate decision, you may file suit in Federal court. If you file a lawsuit, you must do so within 120 days from the date of the Claims Administrator's or the Plan Administrator's final written decision (or the deadline the Claims Administrator or Plan Administrator had to notify you of a decision). Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit. The court will decide who should pay court costs and legal fees. If you are successful the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

        If it should happen that plan fiduciaries misuse one of the Plan's money, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. If you file a lawsuit, you must do so within 120 days from the date of the alleged misuse. Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.

        If you feel that anyone is discriminating against you for exercising your rights under this benefit plan, or if you feel that someone has interfered with the attainment of any right to which you feel you are entitled under any of the Plans, you must notify the Plan Administrator listed in the "ERISA Information" section of this SPD in writing within 120 days of the date of the alleged wrongdoing. The Plan Administrator will investigate the allegation and respond to you in writing within 120 days. If the Plan Administrator determines that your allegation has merit, the Plan Administrator will either correct the wrong, if it was the Plan which did the wrong, or will make a recommendation to the Plan Sponsor or Participating Employer if any of them have been alleged to be responsible for the wrongdoing. If the Plan Administrator determines that your allegation is without merit, you may appeal the Plan Administrator's decision. You must submit written notice of your appeal to the Plan Administrator within 60 days of receipt of the Plan Administrator's decision. Your appeal will be reviewed and you will receive a written response within 60 days. If you are not satisfied with the Plan Administrator's response to your appeal, you may file suit in Federal court. If you file a lawsuit, you must do so within 120 days from the date of the Plan Administrator's written response to your appeal. Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.

        If you have any questions about the Program, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W.,

Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Pension and Welfare Benefits Administration.

Welfare Benefits

Welfare benefits, such as the Retiree Company-Paid Life Insurance Plan, Retiree Optional Life Insurance Plan and Retiree Dependent Life Insurance Plan, are not required to be guaranteed by a government agency.

The Company's Right to Amend, Modify, and Terminate the Plans

The Company reserves the right to amend, modify or terminate the Retiree Company-Paid Life Insurance Plan, Retiree Optional Life Insurance Plan and Retiree Dependent Life Insurance Plan at any time at its sole discretion. Amendments, modifications, or termination of the any of the Plans that have a financial impact of U.S. $10 million or more to The Dow Chemical Company (Company) in any single year require the approval of the Board of Directors of the Company or any committee of the Company that the Board may authorize to act on its behalf. Amendments, modifications, or termination of any of the Plans that have a financial impact of less than U.S. $10 million to the Company in any single year must be signed by the President or a Vice President of the Company and reviewed by the applicable Plan Administrator and an attorney in the Company's Legal Department. Certain modifications or amendments of the Plans which the Company deems necessary or appropriate to conform the Plans to, or satisfy the conditions of, any law, governmental regulation or ruling, and to permit the Plans to meet the requirements of the Internal Revenue Code may be made retroactively if necessary. Other amendments or modifications may also be made retroactively effective.

Disposition of Plan Assets if the Plans are Terminated

The Company may terminate any of the Plans at any time at its sole discretion. If the Company terminates a Plan, the assets of the Plan, if any, shall not be used by the Company, but may be used in any of the following ways:

  1)
  to provide benefits for Participants in accordance with the Plan, and/or

  2)
  to pay third parties to provide such benefits, and/or

  3)
  to pay expenses of the Plan and/or the Trust holding the Plan's assets, and/or

  4)
  to provide cash for Participants, as long as the cash is not provided disproportionately to officers, shareholders, or Highly Compensated Employees.

For More Information

If you have questions, contact the Retiree Service Center, The Dow Chemical Company, Employee Development Center, Midland, Michigan 48674; Phone (800) 344-0661.

Important Note

        This booklet is the summary plan description (SPD) for The Dow Chemical Company Group Life Insurance Program's Retiree Company-Paid Life Insurance Plan, The Dow Chemical Company Employee Paid and Dependent Life Insurance Program's Retiree Optional Life Insurance Plan, and The Dow Chemical Company Employee Paid and Dependent Life Insurance Program's Retiree Dependent Life Insurance Plan. However, it is not all-inclusive and it is not intended to take the place of each Plan's legal documents. In case of conflict between this SPD and the applicable Plan Document, the applicable Plan Document will govern.

        The Plan Administrator and the Claims Administrator are Plan fiduciaries. The Plan Administrator has the full and complete discretion to interpret and construe all of the provisions of the Plans for all purposes except to make Claims for Plan Benefits determinations, which discretion is reserved for the Claims Administrator, and such interpretation shall be final, conclusive and binding. The Plan Administrator also has the full and complete discretion to make findings of fact for all purposes except to make Claims for Plan Benefits determinations, which discretion is reserved for the Claims Administrator, and the Plan Administrator has the full authority to apply those findings of fact to the provisions of the Plans. All findings of fact made by the Plan Administrators shall be final, conclusive and binding. The Plan Administrator has the full and complete discretion to decide whether or not it is making a Claims for Plan Benefits determination. For a detailed description of the Plan Administrator's authority, see the applicable Plan Document.

        For the purpose of making Claims for Plan Benefits determinations, the Claims Administrator has the full and complete discretion to interpret and construe the provisions of the Plans, and such interpretation shall be final, conclusive and binding. For the purpose of making Claims for Plan Benefits determinations, the Claims Administrator also has the full and complete discretion to make findings of fact and to apply those findings of fact to the provisions of the Plans. All findings of fact made by the Claims Administrator shall be final, conclusive and binding. For a detailed description of the Claims Administrator's authority, see the applicable Plan Document.

ERISA INFORMATION
The Dow Chemical Company Group Life Insurance Program's
Retiree Company-Paid Life Insurance Plan
(A Welfare Benefit Plan)

Plan Sponsor:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079
Employer Identification Number:	38-1285128
Plan Number:	507
Group Policy Number:	11700-G
Plan Administrator and Fiduciary:	The Dow Chemical Company Employee Development Center Employee Development Center Midland, MI 48674 1-877-623-8079
To Apply For A Benefit Contact:	See Claims Procedures Appendix to this SPD
To Appeal A Benefit Determination, File with:	See Claims Procedures Appendix to this SPD
To Serve Legal Process, File With:	General Counsel The Dow Chemical Company c/o HR Legal Department 2030 Dow Center Midland, MI 48674
Claims Administrator and Fiduciary:	Metropolitan Life Insurance Company administers claims under a group policy issued to The Dow Chemical Company Metropolitan Life Group Life Claims Onedia County Industrial Park Utica, NY 13504-6115
Plan Year:	The Plan's fiscal records are kept on a plan year beginning January 1 and ending December 31.
Funding:
Except for Plan Option I, the Participating Employers pay the entire premium for the Plan. For Plan Option I, the Retiree and the Participating Employer share the premiums. Benefits are funded through a group insurance contract with Metropolitan Life Insurance Company. The assets of the Plans may be used at the discretion of the Plan Administrator to pay for any benefits provided under the Plans, as the Plans may be amended from time to time, as well as to pay for any expenses of the Plans. Such expenses may include, and are not limited to, consulting fees, actuarial fees, attorney's fees, third party administrator fees, and other administrative expenses.

ERISA Information
The Dow Chemical Company
Employee Paid and Dependent Life Insurance Program's
Retiree Optional Life Insurance Plan
(Welfare Benefit Plans)

Plan Sponsor:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079
Employer Identification Number:	38-1285128
Plan Number:	515
Group Policy Number:	11700-G
Plan Administrator and Fiduciary:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079
To Apply For A Benefit:	See Claims Procedures Appendix to this SPD
To Appeal A Benefit Determination:	See Claims Procedures Appendix to this SPD
To Serve Legal Process, File With:	General Counsel The Dow Chemical Company c/o HR Legal Department 2030 Dow Center Midland, MI 48674
Claims Administrator and Fiduciary:	Metropolitan Life Insurance Company administers claims under a group policy issued to The Dow Chemical Company.
Metropolitan Life Insurance Company Group Life Claims Onedia County Industrial Park Utica, NY 13504-6115
Plan Year:	The Plan's fiscal records are kept on a plan year beginning January 1 and ending December 31.
Funding:
Retirees pay the entire premium for the Plan. Benefits are funded through a group insurance contract with Metropolitan Life Insurance Company. The assets of the Plan may be used at the discretion of the Plan Administrator to pay for any benefits provided under the Plan, as the Plan may be amended from time to time, as well as to pay for any expenses of the Plan. Such expenses may include, and are not limited to, consulting fees, actuarial fees, attorneys fees, third party administrator fees, and other administrative expenses.

Joint Insurance Arrangement:
Dorinco and MetLife have entered an arrangement approved by the U.S. Department of Labor (DOL Advisory Opinion Letter 97-24A) in which if MetLife is insolvent, the entire life insurance benefit will be paid by Dorinco. If Dorinco is insolvent, the entire life insurance benefit will be paid by Metropolitan.
Dorinco's address is: Dorinco Reinsurance Company 1320 Waldo Avenue Dorinco Building Midland, MI 48642

ERISA Information
The Dow Chemical Company
Employee Paid and Dependent Life Insurance Program's
Retiree Dependent Life Insurance Plan
(Welfare Benefit Plans)

Plan Sponsor:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-800-336-4456
Employer Identification Number:	38-1285128
Plan Number:	515
Group Policy Number:	11700-G
Plan Administrator and Fiduciary:	The Dow Chemical Company Employee Development Center Employee Development Center Midland, MI 48674 1-877-623-8079
To Apply For A Benefit:	See Claims Procedures Appendix to this SPD
To Appeal A Benefit Determination:	See Claims Procedures Appendix to this SPD
To Serve Legal Process, File With:	General Counsel The Dow Chemical Company c/o HR Legal Department 2030 Dow Center Midland, MI 48674
Claims Administrator and Fiduciary:
Metropolitan Life Insurance Company administers claims under a group policy issued to The Dow Chemical Company.

Metropolitan Life Insurance Company
Group Life Claims
Onedia County Industrial Park
Utica, NY 13504-6115
Plan Year:	The Plan's fiscal records are kept on a plan year beginning January 1 and ending December 31.
Funding:
Retirees pay the entire premium for the Plan. Benefits are funded through a group insurance contract with Metropolitan Life Insurance Company. The assets of the Plan may be used at the discretion of the Plan Administrator to pay for any benefits provided under the Plan, as the Plan may be amended from time to time, as well as to pay for any expenses of the Plan. Such expenses may include, and are not limited to, consulting fees, actuarial fees, attorneys fees, third party administrator fees, and other administrative expenses.
Joint Insurance Arrangement:
Dorinco and MetLife have entered an arrangement approved by the U.S. Department of Labor (DOL Advisory Opinion Letter 97-24A) in which if MetLife is insolvent, the entire life insurance benefit will be paid by Dorinco. If Dorinco is insolvent, the entire life insurance benefit will be paid by Metropolitan.

              Dorinco's address is:
                  Dorinco Reinsurance Company
                  1320 Waldo Avenue
                  Dorinco Building
                  Midland, MI 48642

CLAIMS PROCEDURES APPENDIX

Summary Plan Descriptions of the life insurance plans sponsored by
The Dow Chemical Company

You Must File a Claim in Accordance with These Claims Procedures

A "Claim" is a written request by a claimant for a Plan benefit or an Eligibility Determination. There are two kinds of Claims:

A Claim for Plan Benefits is a request for benefits covered under the Plan.

  An Eligibility Determination is a kind of Claim. It is a request for a determination as to whether a claimant is eligible to be a Participant or covered Dependent under the Plan.

        You must follow the claims procedures for either CLAIMS FOR PLAN BENEFITS or CLAIMS FOR AN ELIGIBILITY DETERMINATION, whichever applies to your situation. See page 26 for the procedures for CLAIMS FOR PLAN BENEFITS. See page 26 for procedures for CLAIMS FOR ELIGIBILITY DETERMINATIONS.

Who Will Decide Whether to Approve or Deny My Claim?

The Dow Chemical Company will approve or deny a Claim for an Eligibility Determination. The initial determination is made by the Dow Benefit Center. If you appeal, the appellate decision is made by the Director of Global Benefits.

        MetLife will approve or deny a Claim for Plan Benefits. MetLife is the Claims Administrator for both the initial determination and (if there is an appeal), the appellate determination.

An Authorized Representative May Act on Your Behalf

An Authorized Representative may submit a Claim on behalf of a Plan Participant. The Plan will recognize a person as a Plan Participant's "Authorized Representative" if such person submits a notarized writing signed by the Participant stating that the Authorized Representative is authorized to act on behalf of such Participant. A court order stating that a person is authorized to submit Claims on behalf of a Participant will also be recognized by the Plan.

Authority of the Administrators and Your Rights Under ERISA

The Administrators have the full, complete, and final discretion to interpret the provisions of the Plan and to make findings of fact in order to carry out their respective Claims decision-making responsibilities.

        Interpretations and claims decisions by the Administrators are final and binding on Participants. If you are not satisfied with an Administrator's final appellate decision, you may file a civil action against the Plan under s. 502 of the Employee Retirement Income Security Act (ERISA) in a federal court. If you file a lawsuit, you must do so within 120 days from the date of the Administrator's final written decision. Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.

CLAIMS FOR PLAN BENEFITS

Information Required In Order to Be a "Claim":

For Claims that are requests for Plan benefits, the claimant must complete a MetLife claims form. Call the Retiree Service Center to obtain a form 1-800/344-0661. In addition, you must attach a certified death certificate (must be certified by the government authority, as exhibited by a "raised seal" on the certificate). You may request assistance from the Dow Benefits Center (1-989/636-9556) if you need help completing the MetLife claims form.

        Once you have completed the MetLife claims form, you must send it and the certified death certificate to:

  Dow Benefits Center
  The Dow Chemical Company
  Employee Development Center
  Midland, MI 48674
  Attention: Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries.

        The Dow Benefits Center will review and sign your completed MetLife claims form and forward the form and death certificate to:

  Metropolitan Life Insurance Company
  Group Life Claims
  Oneida Country Industrial Park
  Utica, NY 13504-6115
  Attention: Claims Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries.

CLAIMS FOR DETERMINATION OF ELIGIBILITY

Information Required In Order to Be a "Claim":

For Claims that are requests for Eligibility Determinations, the Claims must be in writing and contain the following information:

  •
  State the name of the Employee, and also the name of the person (Employee, Spouse of Record/Domestic Partner of Record, Dependent child, as applicable) for whom the Eligibility Determination is being requested

  •
  Name the benefit plan for which the Eligibility Determination is being requested

  •
  If the Eligibility Determination is for the Employee's Dependent, describe the relationship for whom an Eligibility Determination is being requested to the Employee (eg. Spouse of Record/Domestic Partner of Record, Dependent child, etc.)

  •
  Provide documentation of such relationship (eg. marriage certificate/statement of Domestic Partnership, birth certificate, etc.)

Claims for Eligibility Determinations must be filed with:

  Dow Benefits Center
  The Dow Chemical Company
  Employee Development Center
  Midland, MI 48674
  Attention: Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries. (Eligibility Determination)

INITIAL DETERMINATIONS

If you submit a Claim for Plan Benefits or a Claim for Eligibility Determination to the applicable Administrator, the applicable Administrator will review your Claim and you notify you of its decision to approve or deny your Claim. Such notification will be provided to you in writing within a reasonable period, not to exceed 90 days of the date you submitted your claim; except that under special circumstances, the Administrator may have up to an additional 90 days to provide you such written notification. If the Administrator needs such an extension, it will notify you prior to the expiration of the initial 90 day period, state the reason why such an extension is needed, and indicate when it will make its determination. If the applicable Administrator denies the Claim, the written notification of the Claims decision will state the reason(s) why the Claim was denied and refer to the pertinent Plan provision(s). If the Claim was denied because you did not file a complete Claim or because the Administrator needed additional information, the Claims decision will state that as the reason for denying the Claim and will explain why such information was necessary.

APPEALING THE INITIAL DETERMINATION

If the applicable Administrator has denied your Claim for Plan Benefits or Claim for Eligibility Determination, you may appeal the decision. If you appeal the Administrator's decision, you must do so in writing within 60 days of receipt of the Administrator's determination, assuming that there are no extenuating circumstances, as determined by the applicable Administrator. Your written appeal must include the following information:

  •
  Name of Employee

  •
  Name of Dependent or beneficiary, if the Dependent or beneficiary is the person who is appealing the Administrator's decision

  •
  Name of the benefit Plan

  •
  Reference to the Initial Determination

  •
  Explain reason why you are appealing the Initial Determination

Send appeals of Eligibility Determinations to:

  Director of Global Benefits
  The Dow Chemical Company
  2020 Dow Center
  Midland, MI 48674
  Attention: Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries. (Appeal of Eligibility Determination)

Send appeals of benefit denials to:

  Metropolitan Life Insurance Company
  Group Life Claims
  Oneida County Industrial Park
  Utica, NY 13504-6115
  Attention: Claims Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries. (Appellate Review)

        You may submit any additional information to the applicable Administrator when you submit your request for appeal. You may also request that the Administrator provide you copies of documents, records and other information that is relevant to your Claim, as determined by the applicable Administrator under applicable federal regulations. Your request must be in writing. Such information will be provided at no cost to you.

        After the applicable Administrator receives your written request to appeal the initial determination, the Administrator will review your Claim. Deference will not be given to the initial adverse decision, and the appellate reviewer will look at the Claim anew. The person who will review your appeal will not be the same person as the person who made the initial decision to deny the Claim. In addition, the person who is reviewing the appeal will not be a subordinate who reports to the person who made the initial decision to deny the Claim. The Administrator will notify you in writing of its final decision. Such notification will be provided within a reasonable period, not to exceed 60 days of the written request for appellate review, except that under special circumstances, the Administrator may have up to an additional 60 days to provide written notification of the final decision. If the Administrator needs such an extension, it will notify you prior to the expiration of the initial 60 day period, state the reason why such an extension is needed, and indicate when it will make its determination. If the Administrator determines that it does not have sufficient information to make a decision on the Claim prior to the expiration of the initial 60 day period, it will notify you. It will describe any additional material or information necessary to submit to the Plan, and provide you with the deadline for submitting such information. The initial 60 day time period for the Administrator to make a final written decision, plus the 60 day extension period (if applicable) are tolled from the date the notification of insufficiency is sent to you until the date on which it receives your response. ("Tolled" means the "clock or time is stopped or suspended". In other words, the deadline for the Administrator to make its decision is "put on hold" until it receives the requested information). The tolling period ends when the Administrator receives your response, regardless of the adequacy of your response.

        If the Administrator has determined to that its final decision is to deny your Claim, the written notification of the decision will state the reason(s) for the denial and refer to the pertinent Plan provision(s).

QuickLinks

The Dow Chemical Company Group Life Insurance Program's Retiree Life Insurance Plans for Salaried Retirees and Retirees of Certain Hourly Groups Summary Plan Description for
ERISA Information The Dow Chemical Company Employee Paid and Dependent Life Insurance Program's Retiree Optional Life Insurance Plan (Welfare Benefit Plans)